Exhibit (a)(1)(E)

United States

ELECTION OF ELIGIBLE OPTIONS

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

ELECTION FORM

Before signing this election form, please make sure you have received, read and understand the documents that make up this offer, including: (1) the Offer to Exchange Certain Outstanding Options for New Options (referred to as the “Offer to Exchange”); (2) the memorandum from Jure Sola, dated July 30, 2007; (3) the summary of the option exchange program; (4) this election form (and its accompanying instructions); (5) the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country and (6) the withdrawal form (and its accompanying instructions).  The offer is subject to the terms of these documents as they may be amended.  The offer provides eligible employees who hold eligible stock options the opportunity to exchange these options for new options as set forth in Section 2 of the Offer to Exchange.  This offer expires at 9:00 p.m., California time, on August 27, 2007, unless extended.  PLEASE FOLLOW THE INSTRUCTIONS ATTACHED TO THIS FORM.

In accordance with the terms outlined in the offer documents, the number of new options you receive will be based on the exercise price of your exchanged options as described in Section 2 of the Offer to Exchange.  If you participate in this offer, you may exchange outstanding options granted to you by Sanmina-SCI that were granted prior to October 1, 2006 with an exercise price greater than or equal to $4.01, or any discount options, as discussed in the Offer to Exchange.  Notwithstanding any vesting of the outstanding options, each new option will vest in accordance with the schedule described in Section 9 of the Offer to Exchange and will be subject to forfeiture and other conditions as provided in the Sanmina-SCI Corporation 1999 Stock Plan.  Vesting on any date is subject to your continued service to Sanmina-SCI through each relevant vesting date.  All outstanding options that you elect to exchange for new options will be cancelled such that you will forfeit all of your rights to such outstanding options.  Your election to participate in this offer is entirely voluntary.  You are not required to accept this offer; you may choose to forego this opportunity and keep your outstanding options, subject to their original terms and conditions.

Sanmina-SCI is not aware of any jurisdiction where the making of the offer violates applicable laws. If Sanmina-SCI becomes aware of any jurisdiction where the making of the offer violates applicable law, Sanmina-SCI will make a good faith effort to comply with such law. If, after such good faith effort, Sanmina-SCI cannot comply with such law, the offer will not be made to, nor will tenders of outstanding offers be accepted from any option holders residing in such jurisdiction.

BY PARTICIPATING, YOU AGREE TO ALL TERMS OF THE OFFER AS SET FORTH IN THE OFFER DOCUMENTS.

If you would like to participate in this offer, please indicate your election by checking one of the boxes below and completing and signing this election form.  Please be sure to follow the instructions, which are attached.

To participate in the offer to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached election form by 9:00 p.m., California time, on August 27, 2007 to Richard Edde, our Senior Stock Administrator, at:

Sanmina-SCI Corporation
2700 North First Street
San Jose, California  95134

Facsimile: (408) 964-3096

Only documents that are complete, signed and actually received by Richard Edde by the deadline will be accepted.

ELECTION FORM

Please check the appropriate box:

☐            Yes, I wish to participate in the offer as to ALL of my eligible options.

All of my eligible options will be irrevocably cancelled on August 27, 2007 (unless the offer is extended).

OR

☐            Yes, I wish to participate in the offer as to my eligible options listed below (please list):

Option Number	Grant Date

My eligible options that are specifically listed above will be irrevocably cancelled on August 27, 2007.

Employee Signature

Employee Name (Please print)	Employee Number

Date	E-mail Address

RETURN TO RICHARD EDDE NO LATER THAN 9:00 P.M., CALIFORNIA TIME, ON AUGUST 27, 2007.

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE ELECTION FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.             Delivery of Election Form.

To participate in the offer to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany deliver the completed and attached election form by 9:00 p.m., California time, on August 27, 2007 to Richard Edde at:

Sanmina-SCI Corporation
2700 North First Street
San Jose, California  95134

Facsimile: (408) 964-3096

The delivery of all required documents, including election forms, is at your risk.  Delivery will be deemed made only when actually received by Sanmina-SCI.  In all cases, you should allow sufficient time to ensure timely delivery.  Only documents that are complete, signed and actually received by Richard Edde by the deadline will be accepted.   We intend to confirm the receipt of your election form and/or any withdrawal form by e-mail or other form of communication dated within four (4) U.S. business days of the receipt of your election form and/or any withdrawal form.  If you have not received an e-mail or other confirmation, you must confirm that we have received your election form and/or any withdrawal form by 9:00 p.m., California time, August 27, 2007.

Our receipt of your election form is not by itself an acceptance of your options for exchange.  For purposes of the offer, we will be deemed to have accepted options for exchange that are validly tendered and not properly withdrawn as of when we give oral or written notice to the option holders generally of our acceptance for exchange of such options, which notice may be made by e-mail or other method of communication.

Sanmina-SCI will not accept any alternative, conditional or contingent tenders.  Although it is our intent to send you an e-mail or other confirmation of receipt of this election form, by signing this election form, you waive any right to receive any notice of the receipt of the tender of your options, except as provided for in the Offer to Exchange.  Any confirmation of receipt sent to you will merely be a notification that we have received your election form and does not mean that your options have been cancelled.  Your options that are accepted for exchange will be cancelled on the same U.S. business day as the expiration of the offer, which cancellation is scheduled to be 9:00 p.m., California time, on August 27, 2007.

2.             Withdrawal and Additional Tenders.

Tenders of options made through the offer may be withdrawn at any time before 9:00 p.m., California time, on August 27, 2007.  If Sanmina-SCI extends the offer beyond that time, you may withdraw your tendered options at any time until the extended expiration of the offer.  In addition, although Sanmina-SCI currently intends to accept your validly tendered options promptly after the expiration of the offer, if we have not accepted your options by 9:00 p.m., California time, on August 27, 2007, you may withdraw your tendered options at any time thereafter.

To withdraw some or all of your tendered options, you must sign, date and send via facsimile or intercompany delivery a completed withdrawal form by 9:00 p.m., California time, on August 27, 2007 to Richard Edde at:

Sanmina-SCI Corporation
2700 North First Street
San Jose, California  95134

Facsimile: (408) 964-3096

You may not rescind any withdrawal and any eligible options withdrawn will be deemed not properly tendered for purposes of the offer, unless you properly re-elect to exchange those options before the expiration date.

To re-elect to exchange some or all of your withdrawn options, you must submit a new election form via facsimile or intercompany delivery to Richard Edde at:

Sanmina-SCI Corporation
2700 North First Street
San Jose, California  95134

Facsimile: (408) 964-3096

Your new election form must be submitted before the expiration date by following the procedures described in these instructions.  Your new election form must include the required information regarding all of the options you want to exchange and must be signed and clearly dated after the date of your original election form and any withdrawal form you have submitted.  Upon the receipt of such a new, properly filled out, signed and dated election form, any previously submitted election form or withdrawal form will be disregarded and will be considered replaced in full by the new election form.  You will be bound by the last properly submitted election form or withdrawal form we receive prior to the expiration date.

3.             Tenders.

If you intend to tender options through the offer, you must tender all of your shares subject to each eligible option, except as noted herein.

You may pick and choose which of your eligible options you wish to exchange.  If you have exercised a portion of an eligible option, your election will apply to the portion that remains outstanding and unexercised.  However, if an eligible option is subject to a domestic relations order (or comparable legal document as the result of the end of a marriage), only the portion beneficially owned by the eligible employee may be tendered in the offer; such portion must be tendered for all remaining outstanding shares.

4.             Signatures on this Election Form.

If this election form is signed by the holder of the options, the signature must correspond with the name as written on the face of the option agreement or agreements to which the options are subject without alteration, enlargement or any change whatsoever.  If your name has been legally changed since your option agreement was signed, please submit proof of the legal name change.

If this election form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Sanmina-SCI of the authority of that person to act in that capacity must be submitted with this election form.

5.             Other Information on this Election Form.

In addition to signing this election form, you must print your name and indicate the date on which you signed.  You must also include a current e-mail address, if you have one, and your Sanmina-SCI employee number.

6.             Requests for Assistance or Additional Copies.

Any questions and any requests for additional copies of the Offer to Exchange or this election form may be directed to Richard Edde at:

Sanmina-SCI Corporation
2700 North First Street
San Jose, California  95134

Facsimile: (408) 964-3096

Copies will be furnished promptly at Sanmina-SCI’s expense.

7.             Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, form, eligibility, including time of receipt, and acceptance of any options.  Our determination of these matters will be final and binding on all parties.  We reserve the right to reject any election form or any options elected to be exchanged that we determine are not in appropriate form or that we determine are unlawful to accept.  We will accept all properly tendered options that are not validly withdrawn.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any tender of any particular options or for any particular option holder, provided that if we grant any such waiver, it will be granted with respect to all option holders and tendered options in a particular country.  No tender of options will be deemed to have been properly made until all defects or irregularities have been cured by the tendering option holder or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities in tenders, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the election period, subject only to an extension that we may grant in our discretion.

Important:  The election form together with all other required documents must be received by Richard Edde, on or before the expiration date.

8.             Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, the memorandum from Jure Sola, dated July 30, 2007, and the summary of the option exchange program before deciding to participate in the offer.

9.             Important Tax Information.

For information regarding tax treatment please refer to the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country.  We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

8

Europe

ELECTION OF ELIGIBLE OPTIONS

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

ELECTION FORM

Before signing this election form, please make sure you have received, read and understand the documents that make up this offer, including: (1) the Offer to Exchange Certain Outstanding Options for New Options (referred to as the “Offer to Exchange”); (2) the memorandum from Jure Sola, dated July 30, 2007; (3) the summary of the option exchange program; (4) this election form (and its accompanying instructions); (5) the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country and (6) the withdrawal form (and its accompanying instructions).  The offer is subject to the terms of these documents as they may be amended.  The offer provides eligible employees who hold eligible stock options the opportunity to exchange these options for new options as set forth in Section 2 of the Offer to Exchange.  This offer expires at 9:00 p.m., California time, on August 27, 2007, unless extended.  PLEASE FOLLOW THE INSTRUCTIONS ATTACHED TO THIS FORM.

In accordance with the terms outlined in the offer documents, the number of new options you receive will be based on the exercise price of your exchanged options as described in Section 2 of the Offer to Exchange.  If you participate in this offer, you may exchange outstanding options granted to you by Sanmina-SCI that were granted prior to October 1, 2006 with an exercise price greater than or equal to $4.01.  Notwithstanding any vesting of the outstanding options, each new option will vest in accordance with the schedule described in Section 9 of the Offer to Exchange and will be subject to forfeiture and other conditions as provided in the Sanmina-SCI Corporation 1999 Stock Plan.  Vesting on any date is subject to your continued service to Sanmina-SCI through each relevant vesting date.  All outstanding options that you elect to exchange for new options will be cancelled such that you will forfeit all of your rights to such outstanding options.  Your election to participate in this offer is entirely voluntary.  You are not required to accept this offer; you may choose to forego this opportunity and keep your outstanding options, subject to their original terms and conditions.

Sanmina-SCI is not aware of any jurisdiction where the making of the offer violates applicable laws. If Sanmina-SCI becomes aware of any jurisdiction where the making of the offer violates applicable law, Sanmina-SCI will make a good faith effort to comply with such law. If, after such good faith effort, Sanmina-SCI cannot comply with such law, the offer will not be made to, nor will tenders of outstanding offers be accepted from any option holders residing in such jurisdiction.

BY PARTICIPATING, YOU AGREE TO ALL TERMS OF THE OFFER AS SET FORTH IN THE OFFER DOCUMENTS.

If you would like to participate in this offer, please indicate your election by checking one of the boxes below and completing and signing this election form.  Please be sure to follow the instructions, which are attached.

To participate in the offer to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached election form by 9:00 p.m., California time, on August 27, 2007 to Annie Russell at:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Facsimile: 44 (0) 1294 224597

Only documents that are complete, signed and actually received by Annie Russell by the deadline will be accepted.

2

ELECTION FORM

Please check the appropriate box:

☐                                   Yes, I wish to participate in the offer as to ALL of my eligible options.

All of my eligible options will be irrevocably cancelled on August 27, 2007 (unless the offer is extended).

OR

☐                                   Yes, I wish to participate in the offer as to my eligible options listed below (please list):

Option Number	Grant Date

My eligible options that are specifically listed above will be irrevocably cancelled on August 27, 2007.

Employee Signature

Employee Name (Please print)	Employee Number

Date	E-mail Address

RETURN TO ANNIE RUSSELL NO LATER THAN 9:00 P.M., CALIFORNIA TIME, ON  AUGUST 27, 2007.

3

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE ELECTION FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.                                      Delivery of Election Form.

To participate in the offer to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany deliver the completed and attached election form by 9:00 p.m., California time, on August 27, 2007 to Annie Russell at:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Facsimile: 44 (0) 1294 224597

The delivery of all required documents, including election forms, is at your risk.  Delivery will be deemed made only when actually received by Sanmina-SCI.  In all cases, you should allow sufficient time to ensure timely delivery.  Only documents that are complete, signed and actually received by Annie Russell by the deadline will be accepted.  We intend to confirm the receipt of your election form and/or any withdrawal form by e-mail or other form of communication dated within four (4) U.S. business days of the receipt of your election form and/or any withdrawal form.  If you have not received an e-mail or other confirmation, you must confirm that we have received your election form and/or any withdrawal form by 9:00 p.m., California time, August 27, 2007.

Our receipt of your election form is not by itself an acceptance of your options for exchange.  For purposes of the offer, we will be deemed to have accepted options for exchange that are validly tendered and not properly withdrawn as of when we give oral or written notice to the option holders generally of our acceptance for exchange of such options, which notice may be made by e-mail or other method of communication.

Sanmina-SCI will not accept any alternative, conditional or contingent tenders.  Although it is our intent to send you an e-mail or other confirmation of receipt of this election form, by signing this election form, you waive any right to receive any notice of the receipt of the tender of your options, except as provided for in the Offer to Exchange.  Any confirmation of receipt sent to you will merely be a notification that we have received your election form and does not mean that your options have been cancelled.  Your options that are accepted for exchange will be cancelled on the same U.S. business day as the expiration of the offer, which cancellation is scheduled to be 9:00 p.m., California time, on August 27, 2007.

2.                                      Withdrawal and Additional Tenders.

Tenders of options made through the offer may be withdrawn at any time before 9:00 p.m., California time, on August 27, 2007.  If Sanmina-SCI extends the offer beyond that time, you may withdraw your tendered options at any time until the extended expiration of the offer.  In addition, although Sanmina-SCI currently intends to accept your validly tendered options promptly after the expiration of the offer, if we have not accepted your options by 9:00 p.m., California time, on August 27, 2007, you may withdraw your tendered options at any time thereafter.

To withdraw some or all of your tendered options, you must sign, date and send via facsimile or intercompany delivery a completed withdrawal form by 9:00 p.m., California time, on August 27, 2007 to Annie Russell at:

4

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Facsimile: 44 (0) 1294 224597

You may not rescind any withdrawal and any eligible options withdrawn will be deemed not properly tendered for purposes of the offer, unless you properly re-elect to exchange those options before the expiration date.

To re-elect to exchange some or all of your withdrawn options, you must submit a new election form via facsimile or intercompany delivery to Annie Russell at:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Facsimile: 44 (0) 1294 224597

Your new election form must be submitted before the expiration date by following the procedures described in these instructions.  Your new election form must include the required information regarding all of the options you want to exchange and must be signed and clearly dated after the date of your original election form and any withdrawal form you have submitted.  Upon the receipt of such a new, properly filled out, signed and dated election form, any previously submitted election form or withdrawal form will be disregarded and will be considered replaced in full by the new election form.  You will be bound by the last properly submitted election form or withdrawal form we receive prior to the expiration date.

3.                                      Tenders.

If you intend to tender options through the offer, you must tender all of your shares subject to each eligible option, except as noted herein.

You may pick and choose which of your eligible options you wish to exchange.  If you have exercised a portion of an eligible option, your election will apply to the portion that remains outstanding and unexercised.  However, if an eligible option is subject to a domestic relations order (or comparable legal document as the result of the end of a marriage), only the portion beneficially owned by the eligible employee may be tendered in the offer; such portion must be tendered for all remaining outstanding shares.

4.                                      Signatures on this Election Form.

If this election form is signed by the holder of the options, the signature must correspond with the name as written on the face of the option agreement or agreements to which the options are subject without alteration, enlargement or any change whatsoever.  If your name has been legally changed since your option agreement was signed, please submit proof of the legal name change.

If this election form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Sanmina-SCI of the authority of that person to act in that capacity must be submitted with this election form.

5.                                      Other Information on this Election Form.

In addition to signing this election form, you must print your name and indicate the date on which you signed.  You must also include a current e-mail address, if you have one, and your Sanmina-SCI employee number.

6.                                      Requests for Assistance or Additional Copies.

Any questions and any requests for additional copies of the Offer to Exchange or this election form may be directed to Annie Russell at:

5

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Facsimile: 44 (0) 1294 224597

Copies will be furnished promptly at Sanmina-SCI’s expense.

7.                                      Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, form, eligibility, including time of receipt, and acceptance of any options.  Our determination of these matters will be final and binding on all parties.  We reserve the right to reject any election form or any options elected to be exchanged that we determine are not in appropriate form or that we determine are unlawful to accept.  We will accept all properly tendered options that are not validly withdrawn.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any tender of any particular options or for any particular option holder, provided that if we grant any such waiver, it will be granted with respect to all option holders and tendered options in a particular country.  No tender of options will be deemed to have been properly made until all defects or irregularities have been cured by the tendering option holder or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities in tenders, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the election period, subject only to an extension that we may grant in our discretion.

Important:  The election form together with all other required documents must be received by Annie Russell, on or before the expiration date.

8.                                      Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, the memorandum from Jure Sola, dated July 30, 2007, and the summary of the option exchange program before deciding to participate in the offer.

9.                                      Important Tax Information.

For information regarding tax treatment please refer to the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country.  We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

6

Canada

ELECTION OF ELIGIBLE OPTIONS

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

ELECTION FORM

Before signing this election form, please make sure you have received, read and understand the documents that make up this offer, including: (1) the Offer to Exchange Certain Outstanding Options for New Options (referred to as the “Offer to Exchange”); (2) the memorandum from Jure Sola, dated July 30, 2007; (3) the summary of the option exchange program; (4) this election form (and its accompanying instructions); (5) the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country and (6) the withdrawal form (and its accompanying instructions).  The offer is subject to the terms of these documents as they may be amended.  The offer provides eligible employees who hold eligible stock options the opportunity to exchange these options for new options as set forth in Section 2 of the Offer to Exchange.  This offer expires at 9:00 p.m., California time, on  August 27, 2007, unless extended.  PLEASE FOLLOW THE INSTRUCTIONS ATTACHED TO THIS FORM.

In accordance with the terms outlined in the offer documents, the number of new options you receive will be based on the exercise price of your exchanged options as described in Section 2 of the Offer to Exchange.  If you participate in this offer, you may exchange outstanding options granted to you by Sanmina-SCI that were granted prior to October 1, 2006 with an exercise price greater than or equal to $4.01.  Notwithstanding any vesting of the outstanding options, each new option will vest in accordance with the schedule described in Section 9 of the Offer to Exchange and will be subject to forfeiture and other conditions as provided in the Sanmina-SCI Corporation 1999 Stock Plan.  Vesting on any date is subject to your continued service to Sanmina-SCI through each relevant vesting date.  All outstanding options that you elect to exchange for new options will be cancelled such that you will forfeit all of your rights to such outstanding options.  Your election to participate in this offer is entirely voluntary.  You are not required to accept this offer; you may choose to forego this opportunity and keep your outstanding options, subject to their original terms and conditions.

Sanmina-SCI is not aware of any jurisdiction where the making of the offer violates applicable laws. If Sanmina-SCI becomes aware of any jurisdiction where the making of the offer violates applicable law, Sanmina-SCI will make a good faith effort to comply with such law. If, after such good faith effort, Sanmina-SCI cannot comply with such law, the offer will not be made to, nor will tenders of outstanding offers be accepted from any option holders residing in such jurisdiction.

BY PARTICIPATING, YOU AGREE TO ALL TERMS OF THE OFFER AS SET FORTH IN THE OFFER DOCUMENTS.

If you would like to participate in this offer, please indicate your election by checking one of the boxes below and completing and signing this election form.  Please be sure to follow the instructions, which are attached.

To participate in the offer to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached election form by 9:00 p.m., California time, on  August 27, 2007 to Sophie Grenache at:

2001 boul. Des sources, Pointe-Claire Québec Canada H9R 5Z4;

Facsimile: 514-684-2289

Only documents that are complete, signed and actually received by Sophie Grenache by the deadline will be accepted.

2

ELECTION FORM

Please check the appropriate box:

☐                                   Yes, I wish to participate in the offer as to ALL of my eligible options.

All of my eligible options will be irrevocably cancelled on August 27, 2007 (unless the offer is extended).

OR

☐                                   Yes, I wish to participate in the offer as to my eligible options listed below (please list):

Option Number	Grant Date

My eligible options that are specifically listed above will be irrevocably cancelled on August 27, 2007.

Employee Signature

Employee Name (Please print)	Employee Number

Date	E-mail Address

RETURN TO SOPHIE GRENACHE NO LATER THAN 9:00 P.M., CALIFORNIA TIME, ON  AUGUST 27, 2007.

3

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE ELECTION FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.                                      Delivery of Election Form.

To participate in the offer to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached election form by 9:00 p.m., California time, on August 27, 2007 to Sophie Grenache at:

2001 boul. Des sources, Pointe-Claire Québec Canada H9R 5Z4;

Facsimile: 514-684-2289

The delivery of all required documents, including election forms, is at your risk.  Delivery will be deemed made only when actually received by Sanmina-SCI.  In all cases, you should allow sufficient time to ensure timely delivery.  Only documents that are complete, signed and actually received by Sophie Grenache by the deadline will be accepted.   We intend to confirm the receipt of your election form and/or any withdrawal form by e-mail or other form of communication dated within four (4) U.S. business days of the receipt of your election form and/or any withdrawal form.  If you have not received an e-mail or other confirmation, you must confirm that we have received your election form and/or any withdrawal form by 9:00 p.m., California time, August 27, 2007.

Our receipt of your election form is not by itself an acceptance of your options for exchange.  For purposes of the offer, we will be deemed to have accepted options for exchange that are validly tendered and not properly withdrawn as of when we give oral or written notice to the option holders generally of our acceptance for exchange of such options, which notice may be made by press release, e-mail or other method of communication.

Sanmina-SCI will not accept any alternative, conditional or contingent tenders.  Although it is our intent to send you an e-mail or letter confirmation of receipt of this election form, by signing this election form, you waive any right to receive any notice of the receipt of the tender of your options, except as provided for in the Offer to Exchange.  Any confirmation of receipt sent to you will merely be a notification that we have received your election form and does not mean that your options have been cancelled.  Your options that are accepted for exchange will be cancelled on the same U.S. business day as the expiration of the offer, which cancellation is scheduled to be 9:00 p.m., California time, on August 27, 2007.

2.                                      Withdrawal and Additional Tenders.

Tenders of options made through the offer may be withdrawn at any time before 9:00 p.m., California time, on August 27, 2007.  If Sanmina-SCI extends the offer beyond that time, you may withdraw your tendered options at any time until the extended expiration of the offer.  In addition, although Sanmina-SCI currently intends to accept your validly tendered options promptly after the expiration of the offer, if we have not accepted your options by 9:00 p.m., California time, on August 27, 2007, you may withdraw your tendered options at any time thereafter.

To withdraw some or all of your tendered options, you must sign, date and send via facsimile or intercompany delivery a completed withdrawal form by 9:00 p.m., California time, on August 27, 2007 to Sophie Grenache at:

4

2001 boul. Des sources, Pointe-Claire Québec Canada H9R 5Z4;

Facsimile: 514-684-2289

 You may not rescind any withdrawal and any eligible options withdrawn will be deemed not properly tendered for purposes of the offer, unless you properly re-elect to exchange those options before the expiration date.

To re-elect to exchange some or all of your withdrawn options, you must submit a new election form via facsimile or intercompany delivery to Sophie Grenache at:

2001 boul. Des sources, Pointe-Claire Québec Canada H9R 5Z4;

Facsimile: 514-684-2289

Your new election form must be submitted before the expiration date by following the procedures described in these instructions.  Your new election form must include the required information regarding all of the options you want to exchange and must be signed and clearly dated after the date of your original election form and any withdrawal form you have submitted.  Upon the receipt of such a new, properly filled out, signed and dated election form, any previously submitted election form or withdrawal form will be disregarded and will be considered replaced in full by the new election form.  You will be bound by the last properly submitted election form or withdrawal form we receive prior to the expiration date.

3.                                      Tenders.

If you intend to tender options through the offer, you must tender all of your shares subject to each eligible option, except as noted herein.

You may pick and choose which of your eligible options you wish to exchange.  If you have exercised a portion of an eligible option, your election will apply to the portion that remains outstanding and unexercised.  However, if an eligible option is subject to a domestic relations order (or comparable legal document as the result of the end of a marriage), only the portion beneficially owned by the eligible employee may be tendered in the offer; such portion must be tendered for all remaining outstanding shares.

4.                                      Signatures on this Election Form.

If this election form is signed by the holder of the options, the signature must correspond with the name as written on the face of the option agreement or agreements to which the options are subject without alteration, enlargement or any change whatsoever.  If your name has been legally changed since your option agreement was signed, please submit proof of the legal name change.

If this election form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Sanmina-SCI of the authority of that person to act in that capacity must be submitted with this election form.

5.                                      Other Information on this Election Form.

In addition to signing this election form, you must print your name and indicate the date on which you signed.  You must also include a current e-mail address, if you have one, and your Sanmina-SCI employee number.

6.                                      Requests for Assistance or Additional Copies.

Any questions and any requests for additional copies of the Offer to Exchange or this election form may be directed to Sophie Grenache at:

5

2001 boul. Des sources, Pointe-Claire Québec Canada H9R 5Z4;

Facsimile: 514-684-2289

Copies will be furnished promptly at Sanmina-SCI’s expense.

7.                                      Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, form, eligibility, including time of receipt, and acceptance of any options.  Our determination of these matters will be final and binding on all parties.  We reserve the right to reject any election form or any options elected to be exchanged that we determine are not in appropriate form or that we determine are unlawful to accept.  We will accept all properly tendered options that are not validly withdrawn.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any tender of any particular options or for any particular option holder, provided that if we grant any such waiver, it will be granted with respect to all option holders and tendered options in a particular country.  No tender of options will be deemed to have been properly made until all defects or irregularities have been cured by the tendering option holder or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities in tenders, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the election period, subject only to an extension that we may grant in our discretion.

Important:  The election form together with all other required documents must be received by Sophie Grenache, on or before the expiration date.

8.                                      Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, the memorandum from Jure Sola, dated July 30, 2007, and the summary of the option exchange program before deciding to participate in the offer.

9.                                      Important Tax Information.

For information regarding tax treatment please refer to the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country.  We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

6

Hong Kong

ELECTION OF ELIGIBLE OPTIONS

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

ELECTION FORM

Before signing this election form, please make sure you have received, read and understand the documents that make up this offer, including: (1) the Offer to Exchange Certain Outstanding Options for New Options (referred to as the “Offer to Exchange”); (2) the memorandum from Jure Sola, dated July 30, 2007; (3) the summary of the option exchange program; (4) this election form (and its accompanying instructions); (5) the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country and (6) the withdrawal form (and its accompanying instructions).  The offer is subject to the terms of these documents as they may be amended.  The offer provides eligible employees who hold eligible stock options the opportunity to exchange these options for new options as set forth in Section 2 of the Offer to Exchange.  This offer expires at 9:00 p.m., California time, on  August 27, 2007, unless extended.  PLEASE FOLLOW THE INSTRUCTIONS ATTACHED TO THIS FORM.

In accordance with the terms outlined in the offer documents, the number of new options you receive will be based on the exercise price of your exchanged options as described in Section 2 of the Offer to Exchange.  If you participate in this offer, you may exchange outstanding options granted to you by Sanmina-SCI that were granted prior to October 1, 2006 with an exercise price greater than or equal to $4.01.  Notwithstanding any vesting of the outstanding options, each new option will vest in accordance with the schedule described in Section 9 of the Offer to Exchange and will be subject to forfeiture and other conditions as provided in the Sanmina-SCI Corporation 1999 Stock Plan.  Vesting on any date is subject to your continued service to Sanmina-SCI through each relevant vesting date.  All outstanding options that you elect to exchange for new options will be cancelled such that you will forfeit all of your rights to such outstanding options.  Your election to participate in this offer is entirely voluntary.  You are not required to accept this offer; you may choose to forego this opportunity and keep your outstanding options, subject to their original terms and conditions.

Sanmina-SCI is not aware of any jurisdiction where the making of the offer violates applicable laws. If Sanmina-SCI becomes aware of any jurisdiction where the making of the offer violates applicable law, Sanmina-SCI will make a good faith effort to comply with such law. If, after such good faith effort, Sanmina-SCI cannot comply with such law, the offer will not be made to, nor will tenders of outstanding offers be accepted from any option holders residing in such jurisdiction.

BY PARTICIPATING, YOU AGREE TO ALL TERMS OF THE OFFER AS SET FORTH IN THE OFFER DOCUMENTS.

If you would like to participate in this offer, please indicate your election by checking one of the boxes below and completing and signing this election form.  Please be sure to follow the instructions, which are attached.

To participate in the offer to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached election form by 9:00 p.m., California time, on  August 27, 2007 to Miranda Lai at:

5/F., Kader Industrial Building, 22 Kai Cheung Road, Kowloon Bay, Hong Kong;

Facsimile: (852) 3012-1971

Only documents that are complete, signed and actually received by Miranda Lai by the deadline will be accepted.

2

ELECTION FORM

Please check the appropriate box:

☐                                   Yes, I wish to participate in the offer as to ALL of my eligible options.

All of my eligible options will be irrevocably cancelled on August 27, 2007 (unless the offer is extended).

OR

☐                                   Yes, I wish to participate in the offer as to my eligible options listed below (please list):

Option Number	Grant Date

My eligible options that are specifically listed above will be irrevocably cancelled on August 27, 2007.

Employee Signature

Employee Name (Please print)	Employee Number

Date	E-mail Address

RETURN TO MIRANDA LAI NO LATER THAN 9:00 P.M., CALIFORNIA TIME, ON  AUGUST 27, 2007.

3

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE ELECTION FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.                                      Delivery of Election Form.

To participate in the offer to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached election form by 9:00 p.m., California time, on August 27, 2007 to Miranda Lai at:

5/F., Kader Industrial Building, 22 Kai Cheung Road, Kowloon Bay, Hong Kong;

Facsimile: (852) 3012-1971

 The delivery of all required documents, including election forms, is at your risk.  Delivery will be deemed made only when actually received by Sanmina-SCI.  In all cases, you should allow sufficient time to ensure timely delivery.  Only documents that are complete, signed and actually received by Miranda Lai by the deadline will be accepted.   We intend to confirm the receipt of your election form and/or any withdrawal form by e-mail or other form of communication within four (4) U.S. business days of the receipt of your election form and/or any withdrawal form.  If you have not received an e-mail or other confirmation, you must confirm that we have received your election form and/or any withdrawal form by 9:00 p.m., California time, August 27, 2007.

Our receipt of your election form is not by itself an acceptance of your options for exchange.  For purposes of the offer, we will be deemed to have accepted options for exchange that are validly tendered and not properly withdrawn as of when we give oral or written notice to the option holders generally of our acceptance for exchange of such options, which notice may be made by press release, e-mail or other method of communication.

Sanmina-SCI will not accept any alternative, conditional or contingent tenders.  Although it is our intent to send you an e-mail or other confirmation of receipt of this election form, by signing this election form, you waive any right to receive any notice of the receipt of the tender of your options, except as provided for in the Offer to Exchange.  Any confirmation of receipt sent to you will merely be a notification that we have received your election form and does not mean that your options have been cancelled.  Your options that are accepted for exchange will be cancelled on the same U.S. business day as the expiration of the offer, which cancellation is scheduled to be 9:00 p.m., California time, on August 27, 2007.

2.                                      Withdrawal and Additional Tenders.

Tenders of options made through the offer may be withdrawn at any time before 9:00 p.m., California time, on August 27, 2007.  If Sanmina-SCI extends the offer beyond that time, you may withdraw your tendered options at any time until the extended expiration of the offer.  In addition, although Sanmina-SCI currently intends to accept your validly tendered options promptly after the expiration of the offer, if we have not accepted your options by 9:00 p.m., California time, on August 27, 2007, you may withdraw your tendered options at any time thereafter.

To withdraw some or all of your tendered options, you must sign, date and send via facsimile or intercompany delivery a completed withdrawal form by 9:00 p.m., California time, on August 27, 2007 to Miranda Lai at:

4

5/F., Kader Industrial Building, 22 Kai Cheung Road, Kowloon Bay, Hong Kong;

Facsimile: (852) 3012-1971

 You may not rescind any withdrawal and any eligible options withdrawn will be deemed not properly tendered for purposes of the offer, unless you properly re-elect to exchange those options before the expiration date.

To re-elect to exchange some or all of your withdrawn options, you must submit a new election form via facsimile or intercompany delivery to Miranda Lai at:

5/F., Kader Industrial Building, 22 Kai Cheung Road, Kowloon Bay, Hong Kong;

Facsimile: (852) 3012-1971

Your new election form must be submitted before the expiration date by following the procedures described in these instructions.  Your new election form must include the required information regarding all of the options you want to exchange and must be signed and clearly dated after the date of your original election form and any withdrawal form you have submitted.  Upon the receipt of such a new, properly filled out, signed and dated election form, any previously submitted election form or withdrawal form will be disregarded and will be considered replaced in full by the new election form.  You will be bound by the last properly submitted election form or withdrawal form we receive prior to the expiration date.

3.                                      Tenders.

If you intend to tender options through the offer, you must tender all of your shares subject to each eligible option, except as noted herein.

You may pick and choose which of your eligible options you wish to exchange.  If you have exercised a portion of an eligible option, your election will apply to the portion that remains outstanding and unexercised.  However, if an eligible option is subject to a domestic relations order (or comparable legal document as the result of the end of a marriage), only the portion beneficially owned by the eligible employee may be tendered in the offer; such portion must be tendered for all remaining outstanding shares.

4.                                      Signatures on this Election Form.

If this election form is signed by the holder of the options, the signature must correspond with the name as written on the face of the option agreement or agreements to which the options are subject without alteration, enlargement or any change whatsoever.  If your name has been legally changed since your option agreement was signed, please submit proof of the legal name change.

If this election form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Sanmina-SCI of the authority of that person to act in that capacity must be submitted with this election form.

5.                                      Other Information on this Election Form.

In addition to signing this election form, you must print your name and indicate the date on which you signed.  You must also include a current e-mail address, if you have one, and your Sanmina-SCI employee number.

6.                                      Requests for Assistance or Additional Copies.

Any questions and any requests for additional copies of the Offer to Exchange or this election form may be directed to Miranda Lai at:

5

5/F., Kader Industrial Building, 22 Kai Cheung Road, Kowloon Bay, Hong Kong;

Facsimile: (852) 3012-1971

 Copies will be furnished promptly at Sanmina-SCI’s expense.

7.                                      Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, form, eligibility, including time of receipt, and acceptance of any options.  Our determination of these matters will be final and binding on all parties.  We reserve the right to reject any election form or any options elected to be exchanged that we determine are not in appropriate form or that we determine are unlawful to accept.  We will accept all properly tendered options that are not validly withdrawn.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any tender of any particular options or for any particular option holder, provided that if we grant any such waiver, it will be granted with respect to all option holders and tendered options in a particular country.  No tender of options will be deemed to have been properly made until all defects or irregularities have been cured by the tendering option holder or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities in tenders, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the election period, subject only to an extension that we may grant in our discretion.

Important:  The election form together with all other required documents must be received by Miranda Lai, on or before the expiration date.

8.                                      Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, the memorandum from Jure Sola, dated July 30, 2007, and the summary of the option exchange program before deciding to participate in the offer.

9.                                      Important Tax Information.

For information regarding tax treatment please refer to the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country.  We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

6

Malaysia / Singapore

ELECTION OF ELIGIBLE OPTIONS

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

ELECTION FORM

Before signing this election form, please make sure you have received, read and understand the documents that make up this offer, including: (1) the Offer to Exchange Certain Outstanding Options for New Options (referred to as the “Offer to Exchange”); (2) the memorandum from Jure Sola, dated July 30, 2007; (3) the summary of the option exchange program; (4) this election form (and its accompanying instructions); (5) the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country and (6) the withdrawal form (and its accompanying instructions).  The offer is subject to the terms of these documents as they may be amended.  The offer provides eligible employees who hold eligible stock options the opportunity to exchange these options for new options as set forth in Section 2 of the Offer to Exchange.  This offer expires at 9:00 p.m., California time, on  August 27, 2007, unless extended.  PLEASE FOLLOW THE INSTRUCTIONS ATTACHED TO THIS FORM.

In accordance with the terms outlined in the offer documents, the number of new options you receive will be based on the exercise price of your exchanged options as described in Section 2 of the Offer to Exchange.  If you participate in this offer, you may exchange outstanding options granted to you by Sanmina-SCI that were granted prior to October 1, 2006 with an exercise price greater than or equal to $4.01.  Notwithstanding any vesting of the outstanding options, each new option will vest in accordance with the schedule described in Section 9 of the Offer to Exchange and will be subject to forfeiture and other conditions as provided in the Sanmina-SCI Corporation 1999 Stock Plan.  Vesting on any date is subject to your continued service to Sanmina-SCI through each relevant vesting date.  All outstanding options that you elect to exchange for new options will be cancelled such that you will forfeit all of your rights to such outstanding options.  Your election to participate in this offer is entirely voluntary.  You are not required to accept this offer; you may choose to forego this opportunity and keep your outstanding options, subject to their original terms and conditions.

Sanmina-SCI is not aware of any jurisdiction where the making of the offer violates applicable laws. If Sanmina-SCI becomes aware of any jurisdiction where the making of the offer violates applicable law, Sanmina-SCI will make a good faith effort to comply with such law. If, after such good faith effort, Sanmina-SCI cannot comply with such law, the offer will not be made to, nor will tenders of outstanding offers be accepted from any option holders residing in such jurisdiction.

BY PARTICIPATING, YOU AGREE TO ALL TERMS OF THE OFFER AS SET FORTH IN THE OFFER DOCUMENTS.

If you would like to participate in this offer, please indicate your election by checking one of the boxes below and completing and signing this election form.  Please be sure to follow the instructions, which are attached.

To participate in the offer to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached election form by 9:00 p.m., California time, on August 27, 2007 to Helen Ng at:

3 Depot Close Singapore 109840;

Facsimile: (65) 6371 1551

Only documents that are complete, signed and actually received by Helen Ng by the deadline will be accepted.

2

ELECTION FORM

Please check the appropriate box:

☐                                    Yes, I wish to participate in the offer as to ALL of my eligible options.

All of my eligible options will be irrevocably cancelled on August 27, 2007 (unless the offer is extended).

OR

☐                                    Yes, I wish to participate in the offer as to my eligible options listed below (please list):

Option Number	Grant Date

My eligible options that are specifically listed above will be irrevocably cancelled on August 27, 2007.

Employee Signature

Employee Name (Please print)	Employee Number

Date	E-mail Address

RETURN TO HELEN NG NO LATER THAN 9:00 P.M., CALIFORNIA TIME, ON  AUGUST 27, 2007.

3

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE ELECTION FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.                                      Delivery of Election Form.

To participate in the offer to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached election form by 9:00 p.m., California time, on August 27, 2007 to Helen Ng at:

3 Depot Close Singapore 109840;

Facsimile: (65) 6371 1551

 The delivery of all required documents, including election forms, is at your risk.  Delivery will be deemed made only when actually received by Sanmina-SCI.  In all cases, you should allow sufficient time to ensure timely delivery.  Only documents that are complete, signed and actually received by Helen Ng by the deadline will be accepted.  We intend to confirm the receipt of your election form and/or any withdrawal form by e-mail or other form of communication dated within four (4) U.S. business days of the receipt of your election form and/or any withdrawal form.  If you have not received an e-mail or other confirmation, you must confirm that we have received your election form and/or any withdrawal form by 9:00 p.m., California time, August 27, 2007.

Our receipt of your election form is not by itself an acceptance of your options for exchange.  For purposes of the offer, we will be deemed to have accepted options for exchange that are validly tendered and not properly withdrawn as of when we give oral or written notice to the option holders generally of our acceptance for exchange of such options, which notice may be made by press release, e-mail or other method of communication.

Sanmina-SCI will not accept any alternative, conditional or contingent tenders.  Although it is our intent to send you an e-mail or other confirmation of receipt of this election form, by signing this election form, you waive any right to receive any notice of the receipt of the tender of your options, except as provided for in the Offer to Exchange.  Any confirmation of receipt sent to you will merely be a notification that we have received your election form and does not mean that your options have been cancelled.  Your options that are accepted for exchange will be cancelled on the same U.S. business day as the expiration of the offer, which cancellation is scheduled to be 9:00 p.m., California time, on August 27, 2007.

2.                                      Withdrawal and Additional Tenders.

Tenders of options made through the offer may be withdrawn at any time before 9:00 p.m., California time, on August 27, 2007.  If Sanmina-SCI extends the offer beyond that time, you may withdraw your tendered options at any time until the extended expiration of the offer.  In addition, although Sanmina-SCI currently intends to accept your validly tendered options promptly after the expiration of the offer, if we have not accepted your options by 9:00 p.m., California time, on August 27, 2007, you may withdraw your tendered options at any time thereafter.

To withdraw some or all of your tendered options, you must sign, date and send via facsimile or intercompany delivery a completed withdrawal form by 9:00 p.m., California time, on August 27, 2007 to Helen Ng at:

4

3 Depot Close Singapore 109840;

Facsimile: (65) 6371 1551

 You may not rescind any withdrawal and any eligible options withdrawn will be deemed not properly tendered for purposes of the offer, unless you properly re-elect to exchange those options before the expiration date.

To re-elect to exchange some or all of your withdrawn options, you must submit a new election form via facsimile or intercompany delivery to Helen Ng at:

3 Depot Close Singapore 109840;

Facsimile: (65) 6371 1551

Your new election form must be submitted before the expiration date by following the procedures described in these instructions.  Your new election form must include the required information regarding all of the options you want to exchange and must be signed and clearly dated after the date of your original election form and any withdrawal form you have submitted.  Upon the receipt of such a new, properly filled out, signed and dated election form, any previously submitted election form or withdrawal form will be disregarded and will be considered replaced in full by the new election form.  You will be bound by the last properly submitted election form or withdrawal form we receive prior to the expiration date.

3.                                      Tenders.

If you intend to tender options through the offer, you must tender all of your shares subject to each eligible option, except as noted herein.

You may pick and choose which of your eligible options you wish to exchange.  If you have exercised a portion of an eligible option, your election will apply to the portion that remains outstanding and unexercised.  However, if an eligible option is subject to a domestic relations order (or comparable legal document as the result of the end of a marriage), only the portion beneficially owned by the eligible employee may be tendered in the offer; such portion must be tendered for all remaining outstanding shares.

4.                                      Signatures on this Election Form.

If this election form is signed by the holder of the options, the signature must correspond with the name as written on the face of the option agreement or agreements to which the options are subject without alteration, enlargement or any change whatsoever.  If your name has been legally changed since your option agreement was signed, please submit proof of the legal name change.

If this election form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Sanmina-SCI of the authority of that person to act in that capacity must be submitted with this election form.

5.                                      Other Information on this Election Form.

In addition to signing this election form, you must print your name and indicate the date on which you signed.  You must also include a current e-mail address, if you have one, and your Sanmina-SCI employee number.

6.                                      Requests for Assistance or Additional Copies.

Any questions and any requests for additional copies of the Offer to Exchange or this election form may be directed to Helen Ng at:

5

3 Depot Close Singapore 109840;

Facsimile: (65) 6371 1551

Copies will be furnished promptly at Sanmina-SCI’s expense.

7.                                      Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, form, eligibility, including time of receipt, and acceptance of any options.  Our determination of these matters will be final and binding on all parties.  We reserve the right to reject any election form or any options elected to be exchanged that we determine are not in appropriate form or that we determine are unlawful to accept.  We will accept all properly tendered options that are not validly withdrawn.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any tender of any particular options or for any particular option holder, provided that if we grant any such waiver, it will be granted with respect to all option holders and tendered options in a particular country.  No tender of options will be deemed to have been properly made until all defects or irregularities have been cured by the tendering option holder or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities in tenders, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the election period, subject only to an extension that we may grant in our discretion.

Important:  The election form together with all other required documents must be received by Helen Ng, on or before the expiration date.

8.                                      Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, the memorandum from Jure Sola, dated July 30, 2007, and the summary of the option exchange program before deciding to participate in the offer.

9.                                      Important Tax Information.

For information regarding tax treatment please refer to the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country.  We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

6

Mexico

ELECTION OF ELIGIBLE OPTIONS

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

ELECTION FORM

Before signing this election form, please make sure you have received, read and understand the documents that make up this offer, including: (1) the Offer to Exchange Certain Outstanding Options for New Options (referred to as the “Offer to Exchange”); (2) the memorandum from Jure Sola, dated July 30, 2007; (3) the summary of the option exchange program; (4) this election form (and its accompanying instructions); (5) the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country and (6) the withdrawal form (and its accompanying instructions).  The offer is subject to the terms of these documents as they may be amended.  The offer provides eligible employees who hold eligible stock options the opportunity to exchange these options for new options as set forth in Section 2 of the Offer to Exchange.  This offer expires at 9:00 p.m., California time, on  August 27, 2007, unless extended.  PLEASE FOLLOW THE INSTRUCTIONS ATTACHED TO THIS FORM.

In accordance with the terms outlined in the offer documents, the number of new options you receive will be based on the exercise price of your exchanged options as described in Section 2 of the Offer to Exchange.  If you participate in this offer, you may exchange outstanding options granted to you by Sanmina-SCI that were granted prior to October 1, 2006 with an exercise price greater than or equal to $4.01.  Notwithstanding any vesting of the outstanding options, each new option will vest in accordance with the schedule described in Section 9 of the Offer to Exchange and will be subject to forfeiture and other conditions as provided in the Sanmina-SCI Corporation 1999 Stock Plan.  Vesting on any date is subject to your continued service to Sanmina-SCI through each relevant vesting date.  All outstanding options that you elect to exchange for new options will be cancelled such that you will forfeit all of your rights to such outstanding options.  Your election to participate in this offer is entirely voluntary.  You are not required to accept this offer; you may choose to forego this opportunity and keep your outstanding options, subject to their original terms and conditions.

Sanmina-SCI is not aware of any jurisdiction where the making of the offer violates applicable laws. If Sanmina-SCI becomes aware of any jurisdiction where the making of the offer violates applicable law, Sanmina-SCI will make a good faith effort to comply with such law. If, after such good faith effort, Sanmina-SCI cannot comply with such law, the offer will not be made to, nor will tenders of outstanding offers be accepted from any option holders residing in such jurisdiction.

BY PARTICIPATING, YOU AGREE TO ALL TERMS OF THE OFFER AS SET FORTH IN THE OFFER DOCUMENTS.

If you would like to participate in this offer, please indicate your election by checking one of the boxes below and completing and signing this election form.  Please be sure to follow the instructions, which are attached.

To participate in the offer to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached election form by 9:00 p.m., California time, on  August 27, 2007 to Veronica Tunas at:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

Only documents that are complete, signed and actually received by Veronica Tunas by the deadline will be accepted.

2

ELECTION FORM

Please check the appropriate box:

☐                                    Yes, I wish to participate in the offer as to ALL of my eligible options.

All of my eligible options will be irrevocably cancelled on August 27, 2007 (unless the offer is extended).

OR

☐                                    Yes, I wish to participate in the offer as to my eligible options listed below (please list):

Option Number	Grant Date

My eligible options that are specifically listed above will be irrevocably cancelled on August 27, 2007.

Employee Signature

Employee Name (Please print)	Employee Number

Date	E-mail Address

RETURN TO VERONICA TUNAS NO LATER THAN 9:00 P.M., CALIFORNIA TIME, ON  AUGUST 27, 2007.

3

SANMINA-SCI CORPORATION
OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE ELECTION FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.                                      Delivery of Election Form.

To participate in the offer to exchange some or all of your eligible options, you must sign, date and send via facsimile or intercompany delivery the completed and attached election form by 9:00 p.m., California time, on August 27, 2007 to Veronica Tunas at:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

 The delivery of all required documents, including election forms, is at your risk.  Delivery will be deemed made only when actually received by Sanmina-SCI.  In all cases, you should allow sufficient time to ensure timely delivery.  Only documents that are complete, signed and actually received by Veronica Tunas by the deadline will be accepted.   We intend to confirm the receipt of your election form and/or any withdrawal form by e-mail or other form of communication dated within four (4) U.S. business days of the receipt of your election form and/or any withdrawal form.  If you have not received an e-mail or other form of communication, you must confirm that we have received your election form and/or any withdrawal form by 9:00 p.m., California time, August 27, 2007.

Our receipt of your election form is not by itself an acceptance of your options for exchange.  For purposes of the offer, we will be deemed to have accepted options for exchange that are validly tendered and not properly withdrawn as of when we give oral or written notice to the option holders generally of our acceptance for exchange of such options, which notice may be made by e-mail or other method of communication.

Sanmina-SCI will not accept any alternative, conditional or contingent tenders.  Although it is our intent to send you an e-mail or other form of confirmation of receipt of this election form, by signing this election form, you waive any right to receive any notice of the receipt of the tender of your options, except as provided for in the Offer to Exchange.  Any confirmation of receipt sent to you will merely be a notification that we have received your election form and does not mean that your options have been cancelled.  Your options that are accepted for exchange will be cancelled on the same U.S. business day as the expiration of the offer, which cancellation is scheduled to be 9:00 p.m., California time, on August 27, 2007.

2.                                      Withdrawal and Additional Tenders.

Tenders of options made through the offer may be withdrawn at any time before 9:00 p.m., California time, on August 27, 2007.  If Sanmina-SCI extends the offer beyond that time, you may withdraw your tendered options at any time until the extended expiration of the offer.  In addition, although Sanmina-SCI currently intends to accept your validly tendered options promptly after the expiration of the offer, if we have not accepted your options by 9:00 p.m., California time, on August 27, 2007, you may withdraw your tendered options at any time thereafter.

To withdraw some or all of your tendered options, you must sign, date and send via facsimile or intercompany delivery a completed withdrawal form by 9:00 p.m., California time, on August 27, 2007 to Veronica Tunas at:

4

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

 You may not rescind any withdrawal and any eligible options withdrawn will be deemed not properly tendered for purposes of the offer, unless you properly re-elect to exchange those options before the expiration date.

To re-elect to exchange some or all of your withdrawn options, you must submit a new election form via facsimile or intercompany delivery to Veronica Tunas at:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

Your new election form must be submitted before the expiration date by following the procedures described in these instructions.  Your new election form must include the required information regarding all of the options you want to exchange and must be signed and clearly dated after the date of your original election form and any withdrawal form you have submitted.  Upon the receipt of such a new, properly filled out, signed and dated election form, any previously submitted election form or withdrawal form will be disregarded and will be considered replaced in full by the new election form.  You will be bound by the last properly submitted election form or withdrawal form we receive prior to the expiration date.

3.                                      Tenders.

If you intend to tender options through the offer, you must tender all of your shares subject to each eligible option, except as noted herein.

You may pick and choose which of your eligible options you wish to exchange.  If you have exercised a portion of an eligible option, your election will apply to the portion that remains outstanding and unexercised.  However, if an eligible option is subject to a domestic relations order (or comparable legal document as the result of the end of a marriage), only the portion beneficially owned by the eligible employee may be tendered in the offer; such portion must be tendered for all remaining outstanding shares.

4.                                      Signatures on this Election Form.

If this election form is signed by the holder of the options, the signature must correspond with the name as written on the face of the option agreement or agreements to which the options are subject without alteration, enlargement or any change whatsoever.  If your name has been legally changed since your option agreement was signed, please submit proof of the legal name change.

If this election form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Sanmina-SCI of the authority of that person to act in that capacity must be submitted with this election form.

5.                                      Other Information on this Election Form.

In addition to signing this election form, you must print your name and indicate the date on which you signed.  You must also include a current e-mail address, if you have one, and your Sanmina-SCI employee number.

5

6.                                      Requests for Assistance or Additional Copies.

Any questions and any requests for additional copies of the Offer to Exchange or this election form may be directed to Veronica Tunas at:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

 Copies will be furnished promptly at Sanmina-SCI’s expense.

7.                                      Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, form, eligibility, including time of receipt, and acceptance of any options.  Our determination of these matters will be final and binding on all parties.  We reserve the right to reject any election form or any options elected to be exchanged that we determine are not in appropriate form or that we determine are unlawful to accept.  We will accept all properly tendered options that are not validly withdrawn.  We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any tender of any particular options or for any particular option holder, provided that if we grant any such waiver, it will be granted with respect to all option holders and tendered options in a particular country.  No tender of options will be deemed to have been properly made until all defects or irregularities have been cured by the tendering option holder or waived by us.  Neither we nor any other person is obligated to give notice of any defects or irregularities in tenders, nor will anyone incur any liability for failure to give any notice.  This is a one-time offer, and we will strictly enforce the election period, subject only to an extension that we may grant in our discretion.

Important:  The election form together with all other required documents must be received by Veronica Tunas, on or before the expiration date.

8.                                      Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, the memorandum from Jure Sola, dated July 30, 2007, and the summary of the option exchange program before deciding to participate in the offer.

9.                                      Important Tax Information.

For information regarding tax treatment please refer to the Summary of Tax Treatment of the Offer to Exchange and Grant of New Options for your country.  We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

6

Election Form
Hungary

Európa

ALKALMAS OPCIÓK IGÉNYLÉSE

SANMINA-SCI CORPORATION
AJÁNLAT BIZONYOS FENNÁLLÓ OPCIÓK ÚJ OPCIÓKRA TÖRTÉNŐ CSERÉJÉRE

IGÉNYLŐ LAP

Mielőtt a jelen igénylő lapot aláírja, kérjük bizonyosodjon meg arról, hogy megkapta, elolvasta és megértette a jelen ajánlat alapjául szolgáló dokumentumokat, ideértve (1) a Bizonyos Fennálló Opciók Új Opciókra történő Cseréjére vonatkozó Ajánlatot („Csereajánlat”); (2) Jure Sola 2007. július 30-án kelt tájékoztatóját; (3) az opciós csereprogram összefoglalóját; (4) a jelen igénylő lapot (és a mellékelt instrukciókat); (5) az Ön országára vonatkozó, Összefoglaló az Opciós Csereprogram és Új Opciók Kibocsátásának Adójogi Vonzatairól címet viselő anyagot; valamint (6) a visszavonási nyilatkozatot (és a mellékelt instrukciókat). Az ajánlatra e dokumentumok rendelkezései irányadóak, a dokumentumok esetleges módosításainak megfelelően. Az ajánlat lehetőséget kínál azon jogosult munkavállalók számára, akik megfelelő részvényopciókkal rendelkeznek, hogy ezeket az opciókat a Csereajánlat 2. pontjában foglalt rendelkezéseknek megfelelően új opciókra cseréljék. A jelen ajánlat, amennyiben nem kerül meghosszabbításra, 2007. augusztus 27-én, kaliforniai idő szerint 21 óráig érvényes. KÉRJÜK, KÖVESSE A JELEN NYOMTATVÁNYHOZ MELLÉKELT UTASÍTÁSOKAT.

Az ajánlati dokumentumok rendelkezéseinek megfelelően az új opciók száma, amelyek Önt megilletik, a becserélt opciók opciós joggyakorlásának ára szerint kerül megállapításra, a Csereajánlat 2. pontjában foglaltak szerint. Amennyiben részt vesz a jelen programban, becserélheti azokat a Sanmina-SCI által nyújtott fennálló opcióit, amelyeket 2006. október 1-je előtt nyújtottak és amelyek esetében az opciós jog gyakorlásának ára 4,01 USA dollár vagy annál magasabb összeg. A fennálló opciók gyakorlásának megnyíltától függetlenül minden egyes új opció esetében az opciós jog gyakorlása a Csereajánlat 9. pontjában leírt táblázat szerint nyílik meg, továbbá az új opciókra a Sanmina-SCI Corporation 1999-es Részvényjuttatási Terve szerint vonatkoznak elévülési és egyéb rendelkezések. Az opciós jog gyakorlásának feltétele az Ön által a Sanmina-SCI részére a vonatkozó időpontokban végzett folyamatos munkavégzés, illetve szolgáltatásnyújtás. Minden egyes fennálló opció, amelyet új opcióra cserél, érvénytelenítésre kerül, oly módon, hogy Ön valamennyi, a fennálló opcióra vonatkozó jogát elveszíti. A jelen ajánlat elfogadása teljesen önkéntes. Ön nem köteles elfogadni a jelen ajánlatot, hanem dönthet úgy, hogy a jelen ajánlat elfogadása helyett megtartja a fennálló opcióit az azokra vonatkozó eredeti rendelkezéseknek és feltételeknek megfelelően.

A Sanmina-SCI-nek nincs tudomása olyan jogrendszerről, amelynek hatályos jogszabályait a jelen ajánlattétel sértené. Amennyiben a Sanmina-SCI tudomást szerez arról, hogy a jelen ajánlattétel bármely jogrendszer hatályos jogszabályait megsérti, abban az esetben a Sanmina-SCI jóhiszeműen törekedni fog arra, hogy az adott jogrendszer jogszabályi rendelkezéseinek megfeleljen. Amennyiben a jóhiszemű eljárás ellenére a Sanmina-SCI-nek nem áll módjában az adott jogrendszer jogszabályi rendelkezéseinek megfelelni, úgy abban a jogrendszerben ajánlattételre nem kerül sor, és az ilyen jogrendszerben illetőséggel bíró opciós jogosultak a fennálló opciókra vonatkozó ajánlatot nem fogadhatják el.

AMENNYIBEN A PROGRAMBAN RÉSZT VESZ, EZZEL AZ AJÁNLATI DOKUMENTUMOK VALAMENNYI, AZ AJÁNLATRA VONATKOZÓ RENDELKEZÉSÉT ELFOGADJA.

Amennyiben a jelen ajánlatot el kívánja fogadni, szándékát az alább található négyzetek egyikének bejelölésével, valamint a jelen igénylő lap kitöltésével és aláírásával jelezheti. Kérjük, kövesse a mellékelt utasításokat.

Annak érdekében, hogy a jelen ajánlatot elfogadja és becserélje az arra alkalmas opcióit vagy azok egy részét, kérjük, hogy a csatolt igénylő lapot kitöltve, aláírva és keltezéssel ellátva, fax vagy a vállalati belső posta útján küldje el Annie Russell részére legkésőbb 2007. augusztus 27-én kaliforniai idő szerint 21 óráig az alábbi címre, illetve fax számra:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Fax szám: 44 (0) 1294 224597

Kizárólag a hiánytalanul kitöltött, aláírt és Annie Russell által a határidő letelte előtt ténylegesen kézhez vett dokumentumok fogadhatóak el.

IGÉNYLŐ LAP

Kérjük, hogy a megfelelő négyzetet jelölje be:

☐                                   Igen, elfogadom az ajánlatot valamennyi alkalmas opciómra nézve.

Valamennyi alkalmas opcióm 2007. augusztus 27-én visszavonhatatlanul érvénytelenítésre kerül (kivéve, ha az ajánlat meghosszabbításra kerül).

VAGY

☐                                   Igen, elfogadom az ajánlatot az alábbiakban felsorolt alkalmas opcióimra nézve (kérjük, sorolja fel az opciókat):

Opció száma	A kibocsátás időpontja

Az alkalmas opcióim, amelyeket fentebb megjelöltem, 2007. augusztus 27-én visszavonhatatlanul érvénytelenítésre kerülnek.

Munkavállaló aláírása

Munkavállaló neve (nyomtatott betűkkel)	Munkavállaló száma

Dátum	E-Mail cím

KÉRJÜK, KÜLDJE EL ANNIE RUSSELL RÉSZÉRE LEGKÉSŐBB 2007. AUGUSZTUS 27-ÉN KALIFORNIAI IDŐ SZERINT 21 ÓRÁIG.

SANMINA-SCI CORPORATION

AJÁNLAT BIZONYOS FENNÁLLÓ OPCIÓK ÚJ OPCIÓKRA TÖRTÉNŐ CSERÉJÉRE

INSTRUKCIÓK AZ IGÉNYLŐ LAPHOZ

AZ AJÁNLAT RENDELKEZÉSEINEK ÉS FELTÉTELEINEK A RÉSZÉT KÉPEZI

1.                                      Az igénylő lap kézbesítése

Annak érdekében, hogy a jelen ajánlatot elfogadja és becserélje az arra alkalmas opcióit vagy azok egy részét, kérjük, hogy a csatolt igénylő lapot kitöltve, aláírva és keltezéssel ellátva, fax vagy a vállalati belső posta útján küldje el Annie Russell részére legkésőbb 2007. augusztus 27-én kaliforniai idő szerint 21 óráig az alábbi címre, illetve fax számra:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Fax szám: 44 (0) 1294 224597

Az összes dokumentum elküldése, ideértve az igénylő lapot, az Ön saját felelősségére történik. A kézbesítés csak akkor tekinthető megtörténtnek, ha a Sanmina-SCI azokat ténylegesen kézhez kapta. Mindenféleképpen hagyjon elegendő időt arra, hogy a határidőben történő kézbesítés biztosítva legyen. Kizárólag a hiánytalanul kitöltött, aláírt és Annie Russell által a határidő letelte előtt ténylegesen kézhez vett dokumentumok fogadhatóak el. Szándékunkban áll, hogy az igénylő lap és/vagy az esetleges visszavonási nyilatkozat kézhezvételét a kézhezvételtől számított négy (4) USA munkanapon belül e-mail üzenet vagy egyéb kommunikációs eszköz útján visszaigazoljuk. Amennyiben ilyen e-mail üzenetet vagy egyéb visszaigazolást nem kap, úgy Önnek kell igazolnia az igénylő lap és/vagy bármilyen visszavonási nyilatkozat általunk legkésőbb 2007. augusztus 27-én, kaliforniai idő szerint 21 óráig történt kézhezvételét.

Az igénylő lap kézhezvétele nem jelent a részünkről beleegyezést az opció cserébe. Az ajánlat értelmében a részünkről azok a cserére felajánlott opciók tekinthetők elfogadottnak, amelyeket érvényesen ajánlottak fel és amelyek nem minősülnek megfelelően visszavontnak abban az időpontban, amikor szóban vagy írásban általánosan értesítjük az opcióra jogosultakat a cserére felajánlott opciók elfogadásáról, amely értesítés történhet e-mail üzenet vagy egyéb kommunikációs eszköz útján.

A Sanmina-SCI nem fogad el alternatív vagy feltételhez kötött ajánlatokat. Jóllehet szándékunkban áll Önnek a jelen igénylő lap kézhezvételéről e-mail üzenetet vagy egyéb visszaigazolást küldeni, a jelen igénylő lap aláírásával, a Csereajánlat eltérő rendelkezése hiányában, Ön lemond arról a jogáról, hogy visszaigazolást kapjon az Ön által cserére felajánlott opciókra vonatkozó felajánlása kézhezvételéről. Bármely, a kézhezvételre vonatkozó visszaigazolás mindössze egy arra vonatkozó értesítés, hogy az igénylő lapot kézhez vettük, amely nem jelenti a felajánlott opciók automatikus érvénytelenítését. Azok a cserére felajánlott opciók, amelyek elfogadásra kerültek, azon az USA munkanapon kerülnek érvénytelenítésre, amelyen az ajánlat elfogadására nyitva álló időtartam letelik, a jelenlegi tervek szerint 2007. augusztus 27-én, kaliforniai idő szerint 21 órakor.

2.                                      Visszavonás és további felajánlás

Az ajánlat keretében cserére felajánlott opciók 2007. augusztus 27-én kaliforniai idő szerinti 21 óráig bármikor visszavonhatóak. Amennyiben az ajánlat elfogadására nyitva álló időtartam meghosszabbításra kerül, a visszavonási jogát a meghosszabbított időtartamon belül bármikor gyakorolhatja. Ezen túlmenően, annak ellenére, hogy a Sanmina-SCI jelenleg a cserére érvényesen felajánlott opcióknak az ajánlat elfogadására nyitva álló időtartam leteltét követő, azonnali elfogadását tervezi, amennyiben arra 2007. augusztus 27-én kaliforniai idő szerinti 21 óráig nem kerül sor, Ön a cserére felajánlott opciókat jogosult bármikor azt követően is visszavonni.

Annak érdekében, hogy a cserére felajánlott valamennyi opcióját vagy azok egy részét visszavonja, kérjük, hogy egy kitöltött visszavonási nyilatkozatot aláírva és keltezéssel ellátva, fax vagy a vállalati belső posta útján küldje el Annie Russell részére legkésőbb 2007. augusztus 27-én kaliforniai idő szerint 21 óráig az alábbi címre, illetve fax számra:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Fax szám: 44 (0) 1294 224597

 A visszavonás érvénytelenítésére nincs lehetőség, és az előzőleg felajánlott, de később visszavont alkalmas opciók felajánlását nem tekintjük a jelen ajánlat megfelelő elfogadásának, kivéve, ha az opciókat cserére ismételten megfelelően felajánlja az ajánlat elfogadására nyitva álló időtartamon belül.

A visszavont opciók vagy azok egy része ismételt cserére való felajánlása érdekében egy újabb igénylő lapot kell fax vagy a vállalati belső posta útján Annie Russell részére elküldenie az alábbi címre, illetve fax számra:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Fax szám: 44 (0) 1294 224597

Az új igénylő lapot a jelen instrukcióknak megfelelően, az ajánlat elfogadására nyitva álló időtartam leteltét megelőzően kell benyújtania. Az új igénylő lapnak valamennyi cserére felajánlott opcióra vonatkozóan tartalmaznia kell a szükséges információkat, az új igénylő lapot alá kell írnia és az eredeti igénylő lap, valamint az Ön által később benyújtott visszavonási nyilatkozatok dátumához képest későbbi időpontra keltezni. A fentiek szerint megfelelően kitöltött, aláírt és keltezéssel ellátott új igénylő lap kézhez vételével valamennyi korábban elküldött igénylő lapot és visszavonási nyilatkozatot érvénytelennek tekintünk, és az új igénylő lap valamennyi korábban elküldött igénylő lap és visszavonási nyilatkozat helyébe lép. Önre nézve az a feltételeknek megfelelően benyújtott igénylő lap vagy visszavonási nyilatkozat fog kötelező erővel bírni, amely az ajánlat elfogadására nyitva álló időtartam leteltét megelőzően utoljára érkezik be hozzánk.

3.                                      Felajánlás

Amennyiben az ajánlat keretében opciót kíván felajánlani, az alábbiakban foglalt kivételekkel valamennyi, az alkalmas opciókhoz tartozó részvényét fel kell, hogy ajánlja.

Ön jogosult eldönteni, hogy az alkalmas opciói közül mely opciókat kívánja cserére felajánlani. Amennyiben az alkalmas opciók egy részére nézve már gyakorolta az opciós jogát, a felajánlása a fennmaradt opciókra vonatkozik, amelyekre nézve az opciós jog még nem került gyakorlásra. Amennyiben az alkalmas opció egy házasságot érvénytelenítő vagy felbontó határozat (vagy a házasság felbontásának következményeként kiállított hasonló okirat) hatálya alatt áll, az opciónak csak azon része ajánlható fel érvényesen az ajánlat keretében, amelynek a kedvezményezett tulajdonosa a jogosult munkavállaló; az ilyen részt valamennyi, még fennálló részvényre tekintettel fel kell ajánlani.

4.                                      A jelen igénylő lap aláírása

Amennyiben a jelen igénylő lapot az opció jogosultja írja alá, az aláírásnak meg kell egyeznie a vonatkozó opciós szerződésen vagy szerződéseken feltüntetett névvel, bármilyen módosítás, kibővítés vagy egyéb változtatás nélkül. Amennyiben a neve az opciós szerződés megkötése óta jogszerűen változott meg, úgy kérjük, hogy igazolja a jogszerű névváltozást.

Amennyiben a jelen igénylő lapot vagyonkezelő, végrehajtó, adminisztrátor, gyám vagy gondnok, megbízott, gazdasági társaság tisztségviselője vagy egyéb vagyonkezelői vagy képviseleti joggal rendelkező személy írja alá, az ilyen személy köteles ezt a tényt az aláíráskor feltüntetni és képviseleti jogosultságát a Sanmina-SCI felé megfelelő módon igazolni, amely igazolást az igénylő lappal együtt be kell nyújtani.

5.                                    Egyéb, az igénylő lappal kapcsolatos információ

Az aláírás mellett Ön köteles az igénylő lapon a nevét nyomtatott betűkkel feltüntetni, valamint az aláírás dátumát megjelölni. Köteles továbbá a jelenlegi e-mail címét megadni, illetve amennyiben rendelkezik Sanmina-SCI munkavállalói számmal, úgy ezt a számot is fel kell tüntetnie.

6.                                      Kérdések és további példányok igénylése

Amennyiben a jelen igénylő lapból, a Csereajánlatból vagy a többi, az opciós csereajánlatra vonatkozó dokumentumból további példányokra lenne szüksége, kérjük, forduljon Annie Russell-hez, akinek az elérhetőségi adatait fentebb találja. Az opciós csere ajánlattal kapcsolatos közvetlen kérdéseivel Richard Edde Urat (Senior Stock Administrator) keresheti, akinek elérhetőségi adatai az alábbiak:

Sanmina-SCI Corporation

2700 North First Street

San Jose, California  95134

Tel:  (408) 964-3242

E-mail: richard.edde@sanmina-sci.com

A másolatokat haladéktalanul elkészítik a Sanmina-SCI költségére.

7.                                      Szabálytalanságok

Saját hatáskörben fogunk dönteni bármely olyan kérdésben, amely a dokumentumok érvényességét, formáját, megfelelőségét érinti, ideértve a kézhezvétel időpontját és a felajánlott opciók elfogadását. A fenti kérdésekben hozott döntésünk végleges és valamennyi érintett felet kötelezi. Fenntartjuk magunknak a jogot, hogy bármely igénylő lapot vagy bármely cserére felajánlott opciót visszautasítsunk, ha azt állapítjuk meg, hogy az nem megfelelő formában került benyújtásra vagy az elfogadása jogszerűtlen lenne. Valamennyi megfelelően felajánlott és érvényesen visszavonásra nem került opciót el fogunk fogadni. Fenntartjuk továbbá magunknak a jogot, hogy bármely az ajánlatban megnevezett feltételről lemondjunk, vagy bármely felajánlott opcióban vagy bármely opciós jogosult által megtett felajánlásban meglévő hibától vagy szabálytalanságtól eltekintsünk, feltéve, hogy amennyiben bizonyos feltételekről lemondunk, illetve hibáktól vagy szabálytalanságoktól eltekintünk, úgy ezt az adott országban illetőséggel bíró valamennyi opciós jogosult, illetve az adott országban megtett valamennyi opciós ajánlat tekintetében megtesszük. A cserére vonatkozó felajánlások csak akkor tekinthetők megfelelően megtett felajánlásnak, ha a felajánlott opció jogosultja valamennyi esetleges hibát vagy szabálytalanságot kiküszöbölt, vagy mi azoktól eltekintettünk. Sem mi, sem egyéb személy nem köteles az esetleges hibákról vagy szabálytalanságokról értesítést küldeni, és az ilyen értesítések elmaradásáért senkit nem terhel felelősség. A jelen ajánlat egyszeri ajánlat, az ajánlati határidő szigorúan betartásra kerül, azzal, hogy az ajánlat elfogadására nyitva álló időtartam - kizárólag a saját hatáskörünkben meghozott döntés alapján - meghosszabbítható.

Fontos: Az igénylő lapot és valamennyi egyéb megkívánt dokumentumot el kell küldeni Annie Russell részére az ajánlat lejáratának napján vagy azt megelőzően.

8.                                      További elolvasandó dokumentumok

Kérjük, győződjön meg arról, hogy mielőtt meghozza a részvételre vonatkozó döntését, az alábbi dokumentumokat elolvasta: Csereajánlat, valamennyi, a jelen dokumentumban hivatkozott dokumentum, Jure Sola 2007. július 30-án kelt tájékoztatója és az opciós csereprogram összefoglalója.

9.                                    Fontos adójogi információk

Adójogi kérdések tekintetében kérjük, hogy tanulmányozza az Ön országára vonatkozó, Összefoglaló az Opciós Csereprogram és Új Opciók Kibocsátásának Adójogi Vonzatairól címet viselő anyagot. Javasoljuk továbbá, konzultáljon saját adótanácsadójával, mielőtt az ajánlatban történő részvételről döntést hoz.

Election Form
Mexico

ELECCIÓN DE OPCIONES ELEGIBLES

SANMINA-SCI CORPORATION
OFERTA PARA EL INTERCAMBIO DE CIERTAS OPCIONES EN CIRCULACIÓN POR NUEVAS OPCIONES

FORMA DE ELECCIÓN

Previamente a la firma de esta forma de elección, por favor asegúrese de haber recibido, leído y entendido los documentos que constituyen esta oferta, incluyendo: (1) la Oferta de Intercambio de Ciertas Opciones en Circulación por Nuevas Opciones (referida en lo subsecuente como la “Oferta de Intercambio”); (2) el memorándum enviado por Jure Sola, de fecha 30 de julio del 2007; (3) el resumen del programa de intercambio de opciones; (4) la forma de elección (y las instrucciones que la acompañan); y (5) Resumen del Tratamiento Fiscal del Programa de Intercambio de Títulos Opcionales y Otorgamiento de Nuevos Títulos Opcionales para su país y (6) la forma de retiro (y las instrucciones que la acompañan). La presente oferta está sujeta a los términos y condiciones de estos documentos según los mismos puedan ser modificados.  La oferta permite a empleados elegibles tenedores de opciones sobre acciones, el intercambio de esas opciones por nuevas opciones de conformidad con lo dispuesto por la Sección 2 de la Oferta de Intercambio. La presente oferta expira a las 9:00 p.m., hora de California del 27 de agosto del 2007, a menos que dicho término de dicho plazo se amplíe. POR FAVOR SIGA LAS INSTRUCCIONES ANEXAS A LA PRESENTE FORMA.

De conformidad con los términos descritos en los documentos de la oferta, el número de opciones que usted recibe tendrá como base el precio de ejercicio según se describe en la Sección 2 de la Oferta de Intercambio. Si usted participa en esta oferta, podrá intercambiar opciones en circulación otorgadas a usted por Sanmina-SCI antes del 1 de octubre del 2006 a un precio de ejercicio igual o mayor a $4.01. Sin detrimento de los derechos adquiridos bajo de las opciones en circulación, cada nueva opción conferirá derechos de conformidad con la Sección 9 de la Oferta de Intercambio y estará sujeta a la perdida de derechos y otras condiciones según se indica en el Plan de Acciones de 1999 de Sanmina-SCI Corporation. El ejercicio de derechos está sujeto a la prestación de servicios ininterrumpidos a Sanmina-SCI en la fecha de ejercicio aplicable. Todas las opciones en circulación que usted decida intercambiar serán canceladas de tal forma que usted perderá todos los derechos que le confieren dichas opciones en circulación. La elección de usted para participar en esta oferta es enteramente voluntaria.  A usted no se le está solicitando la aceptación de la oferta; usted puede dejar pasar esta oportunidad y mantener sus opciones en circulación, que están regidas por sus términos y condiciones originales.

Sanmina-SCI no tiene conocimiento de violación a las leyes aplicables en jurisdicción alguna en la que se lleve a cabo la oferta. En el evento de que Sanmina-SCI tenga conocimiento de la violación de alguna la ley aplicable en jurisdicción en la que se lleve a cabo la oferta, Sanmina-SCI realizará un esfuerzo en buena fe para dar cumplimiento a dicha ley.  Si, a pesar de dicho esfuerzo en buena fe, Sanmina-SCI no puede dar cumplimiento a dicha ley, la oferta entonces no se llevará a cabo a, ni la aceptación de ofertas por parte de tenedores de opciones que residan en dicha jurisdicción, serán admitidas.

MEDIANTE SU PARTICIPACIÓN, USTED ACEPTA TODOS LOS TÉRMINOS Y CONDICIONES DE LA OFERTA TAL COMO SE INDICAN EN LOS DOCUMENTOS DE LA OFERTA.

Si usted quisiera participar en esta oferta, por favor indique su elección marcando cualquiera de los cuadros siguientes y completando y firmando la presente forma de elección. Por favor cerciórese de seguir las instrucciones que se anexan a la presente.

Para participar en la oferta de intercambio de algunas o de todas sus opciones elegibles, usted deberá firmar, fechar y enviar debidamente llenada en su totalidad la forma de elección anexa hasta las 9:00 p.m. del 27 de agosto del 2007 a Verónica Tunas en:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

Sólo los documentos que estén completamente llenados, firmados y efectivamente recibidos por Verónica Tunas para el término del plazo, serán aceptados.

FORMA DE ELECCIÓN

Por favor indique el cuadro correspondiente:

☐                                   Si, deseo participar en la oferta respecto a TODAS mis opciones elegibles.

Todas mis opciones elegibles serán canceladas irrevocablemente el 27 de agosto del 2007 (a menos que el plazo de la oferta sea ampliado).

O

☐                                    Si, deseo participar en la oferta respecto a las opciones elegibles que se indican a continuación (por favor enliste):

Número de Opción	Fecha en que fue Otorgada

Mis opciones elegibles que están específicamente listadas previamente, serán irrevocablemente canceladas el 27 de agosto del 2007.

Firma del Empleado

Nombre del Empleado (Por favor escribir a máquina)	Número de Empleado

Fecha	Dirección de Correo Electrónico

REGRESARA VERONICA TUNAS A MAS TARDAR A LAS 9:00 P.M., HORA DE CALIFORNIA, DEL 27 DE AGOSTO DEL 2007.

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SANMINA-SCI CORPORATION
OFERTA DE INTERCAMBIO DE CIERTAS OPCIONES EN CIRCULACIÓN POR NUEVAS OPCIONES

INSTRUCCIONES PARA EL LLENADO DE LA FORMA DE ELECCIÓN

PARTE INTEGRAL DE LOS TÉRMINOS Y CONDICIONES DE LA OFERTA

1.                                      Entrega de la Forma de Elección.

Para participar en la oferta de intercambio de algunas o todas sus opciones elegibles, usted deberá firmar, fechar y entregar, debidamente completada en su totalidad la forma de elección anexa hasta las 9:00 p.m., hora de California, del 27 de agosto del 2007, a Verónica Tunas en:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

La entrega de todos los documentos requeridos, incluyendo las formas de elección, es bajo su propio riesgo. Se considerará que la entrega fue realizada sólo cuando los documentos sean efectivamente recibidos por Sanmina-SCI.  En todos los casos, usted deberá cerciorarse de enviar los documentos con suficiente tiempo para su entrega oportuna. Sólo los documentos debidamente completados, firmados y efectivamente recibidos por Verónica Tunas a más tardar en el término del plazo, serán aceptados. Se tiene intención de confirmar la entrega efectiva de su forma de elección y/o cualquier forma de renuncia, ya sea por correo electrónico o por cualquier otro medio, dentro de los cuatro (4) días hábiles siguientes en los Estados Unidos de América a la recepción de su forma de elección y/o la forma de renuncia. Si usted no ha recibido confirmación ya sea por correo electrónico o por cualquier otro medio, usted tendrá que verificar la confirmación de la recepción efectiva de su forma de elección y/o forma de retiro hasta las 9:00 p.m., hora de California, del 27 de agosto del 2007.

La recepción por sí sola de la forma de elección, no es una aceptación del intercambio de sus opciones.  Para efectos de la oferta, se considerará que hemos aceptado opciones para su intercambio, que han sido válidamente aceptadas y no renunciadas debidamente, sólo en el momento en el que hayamos notificado verbalmente o por escrito a los tenedores en general en el sentido de que hemos aceptado el intercambio de dichas opciones. Dicha notificación podrá ser realizada mediante correo electrónico o cualquier otra forma de comunicación.

Sanmina-SCI no aceptará ningún tipo de aceptación de la oferta alternativa, condicionada o contingente. Aunque es nuestra intención notificar vía correo electrónico o cualquier otro medio la recepción de esta forma de aceptación, por la mera firma de la presente forma de elección usted renuncia a cualquier derecho a recibir cualquier notificación de la recepción de la aceptación de la oferta de sus opciones, excepto por lo dispuesto en la forma de Oferta de Intercambio.  Cualquier envío de alguna confirmación acusando recibo enviada a usted, será únicamente una notificación en el sentido de que hemos recibido su forma de elección y no quiere decir que sus opciones han sido canceladas.  Las opciones de las que es usted titular que sean aceptadas para intercambio serán canceladas en el mismo día hábil de los Estados Unidos de América en que concluya el plazo de la oferta, esto es, dicha cancelación está prevista para las 9:00 p.m., hora de California, del 27 de agosto del 2007.

2.                                      Renuncia y Aceptaciones de Oferta Adicionales.

Aceptaciones de opciones bajo la oferta podrán renunciarse en cualquier tiempo antes de las 9:00 p.m., hora de California del 27 de agosto del 2007. Si Sanmina-SCI amplía el plazo de la oferta más allá de dicho término, usted podrá renunciar la aceptación de opciones en cualquier tiempo hasta el término del plazo según la oferta haya sido ampliada.   Adicionalmente, a pesar de que Sanmina-SCI tiene intención de aceptar la válida aceptación de la oferta respecto de sus opciones, prontamente después del término de la oferta, en el caso de que no se hayan aceptado sus opciones para las 9:00 p.m., hora de California, el 27 de agosto de 2007, usted podrá renunciar a cualquier aceptación de la oferta bajo sus opciones en cualquier tiempo a partir de dicho plazo.

Para renunciar algunas o todas las opciones aceptadas, usted tendrá que firmar, fechar y enviar via facimile o correo interno de la compañía una forma de renuncia llenada en su totalidad para las 9:00 p.m., hora de California, del 27 de agosto de 2007, a Verónica Tunas en:

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Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

Usted no podrá retirar ninguna renuncia y ninguna renuncia de opción elegible se considerará debidamente expedida para efectos de la oferta, a menos que usted debidamente reelija intercambiar dichas opciones antes de la fecha de término.

Para reelegir que el intercambio de algunas o todas de sus opciones renunciadas, usted deberá enviar una nueva forma de elección enviar via facimile o correo interno de la compañía a Verónica Tunas en:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

Su nueva forma de elección deberá ser enviada antes de la fecha de término de conformidad con los procedimientos que se indican a continuación en  las presentes instrucciones. Su nueva forma de elección deberá incluir toda información requerida en relación a las opciones que usted quiera intercambiar y deberá ser firmada y claramente fechada en fecha posterior a la de su forma de elección original y de cualquier forma de renuncia que haya enviado. Contra la recepción de dicha nueva forma de elección, debidamente llenada, firmada y fechada, cualquier forma de elección o de renuncia previa no será tomada en cuenta y será considerada como sustituida en su totalidad por la nueva forma de elección. Usted quedará obligado por la más reciente forma de elección o de renuncia debidamente recibida previamente a la fecha del término.

3.                                      Aceptación de Ofertas.

Si usted tiene intención de aceptar el intercambio de opciones bajo la oferta, usted tendrá que aceptar el intercambio de las acciones objeto de las opciones elegibles, salvo según se indique en el presente.

Usted puede tomar y elegir cuales de sus opciones elegibles desea intercambiar. Si usted ha ejercido parcialmente una opción elegible, su elección será aplicable proporcionalmente respecto de parte pendiente y no ejercida.  Aun así, si la opción elegible está sujeta a documento relativo a disposiciones normativas locales aplicables en materia de parentesco (o documento jurídico similar o que por el que se origine la disolución del vínculo matrimonial), sólo la parte proporcional de la cual sea titular el empleado elegible podrá ser objeto de aceptación de la oferta; el ejercicio de la oferta deberá realizarse proporcionalmente respecto delas acciones en circulación.

4.                                      Firma de la presente Forma de Elección.

En el caso de que la presente forma de elección sea firmada por el tenedor de las opciones, deberá coincidir la firma en ella contenida con el nombre indicado en la carátula del contrato o contratos de opciones correspondientes, no deberá estar alterada, adicionada o modificada de manera alguna. Si su nombre ha cambiado legalmente a partir de la fecha de firma de su contrato de opciones, por favor entregue evidencia legal del cambio de de nombre.

Si la presente forma de elección ha sido firmada por un fiduciario, ejecutor, administrador, custodio, apoderado o representante legal de una entidad mercantil u otra persona que actúe como fiduciario o representante legal con capacidad suficiente, dicha persona deberá entonces indicar la capacidad con la que actúa al momento de firmar, y documento que evidencie satisfactoriamente la capacidad bajo la cual actúa dicha persona, deberá ser entregado a Sanmina-SCI, conjuntamente con la presente forma de elección.

5.                                      Otra Información de esta Forma de Elección.

Además de firmar esta forma de elección, usted deberá imprimir su nombre e indicar la fecha en la que usted firma. Usted podrá también incluir su dirección de correo electrónico, si dispone de alguna, el número de empleado de Sanmina-SCI.

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6.                                      Solicitud de Asistencia o de Copias Adicionales.

Peticiones para recibir copias adicionales de esta elección, la Oferta para el Intercambio, u otros documentos sobre el programa de intercambio de opciones pueden ser dirigidas a Veronica Tunas, cuya información de contacto es proporcionada arriba. Usted deberá dirigir preguntas sobre el programa de intercambio de opciones a Richard Edde, nuestro Administrador de Acciones Principal, a:

Sanmina-SCI Corporation
2700 North First Street
San Jose, California  95134
Tel:  (408) 964-3242
E-mail:  richard.edde@sanmina-sci.com

Las copias serán proporcionadas puntualmente a propia costa de Sanmina-SCI.

7.                                      Irregularidades.

Nosotros resolveremos, a propia discreción, todas las preguntas relacionadas con esta forma u otros documentos, la validez de esta forma, la facultad de ser elegido, incluyendo el momento de la recepción y aceptación de las opciones. Nuestra resolución en relación a dichas cuestiones será definitiva y obligatoria para todas las partes. Nos reservamos el derecho para rechazar cualquier forma de elección o cualquier opción elegida para intercambio respecto de la cual concluyamos que no está en forma apropiada o que sea legalmente inaceptable.  Aceptaremos cualquier aceptación de oferta respecto de opciones que se haya dado debidamente que no hayan sido rechazadas válidamente. También nos reservamos el derecho de otorgar renuncias a o dispensar la aplicación de cualquiera de las condiciones de la oferta, incluyendo la renuncia que se cause por cualquier irregularidad de cualquier aceptación de la oferta respecto de cualesquiera de las opciones en específico o respecto de cualquier tenedor en específico de opciones, en el entendido de que si se otorgan dichas renuncias serán aplicables a todos las opciones y tenedores de opciones de un país en concreto.  Se entenderá que las aceptaciones de la oferta no han sido debidamente llevadas a cabo hasta en tanto no sea resuelta cualquier irregularidad o defecto por el tenedor de opción sujeta a ejercicio, o siempre y cuando dicho defecto o irregularidad sea objeto de dispensa por nuestra parte.  Ni nosotros o ninguna otra persona está obligada a notificar defectos o irregularidades derivadas de la aceptación de ofertas, ni ninguno de ellos incurrirá en obligación o responsabilidad alguna por la omisión de dicha notificación. Esta es una oferta única y respetaremos enfáticamente el periodo de ejercicio, que está sujeto únicamente a que sea prolongado a nuestra entera discreción.

La forma de elección junto con todos los documentos solicitados deberán ser recibidos Verónica Tunas, en o antes de la fecha de término.

8.                                      Documentos Adicionales objeto a Revisarse.

Usted debería asegurarse de recibir los documentos de la Oferta de Intercambio y todos los documentos que en ella se relacionan, el memorándum de Jure Sola de fecha 30 de julio del 2007 y el resumen del programa de intercambio de opciones, antes de decidir participar en la oferta.

9.                                      Información Fiscal Importante.

Para información respecto al tratamiento fiscal por favor diríjase al Resumen del Tratamiento Fiscal del Programa de Intercambio de Títulos Opcionales y Otorgamiento de Nuevos Títulos Opcionales para su país. También recomendamos consular a sus asesores personales antes de decidir si participa o no en la presente oferta.

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